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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 26, 1999

                   GMAC Commercial Mortgage Securities, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     333-64963                23-2811925
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(STATE OR OTHER JURISDICTION         (COMMISSION)           (I.R.S. EMPLOYER
       OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)

650 Dresher Road, Horsham, Pennsylvania                           19044
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

Registrant's telephone number, including area code (215) 328-3164

                  Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2



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ITEM 5. OTHER EVENTS.

         On or about February 9, 1999, the Registrant will cause the issuance and sale of approximately $1,334,328,273 initial principal amount of Mortgage Pass-Through Certificates, Series 1999-C1, Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 1999, among the Registrant, GMAC Commercial Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee. In connection with the sale of the Class X, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the offering (e.g. the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-64963 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-64963 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and Collateral Term Sheets are being filed as an exhibit to this report.

         The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                                       2

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable

     (b)  Pro Forma Financial Information.

          Not applicable

     (c)  Exhibits.

          99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                       3

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
                                     Registrant



                                            By: /s/ David Lazarus
                                                ----------------------------
                                                Name: David Lazarus
                                                Title:  Vice President


Dated: January 26, 1999

                                       4

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                               INDEX OF EXHIBITS


     Exhibit   Description
     -------   -----------
      99.1     Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly
               Offered Certificates of the Registrant.





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